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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               September 25, 2006
                Date of Report (Date of earliest event reported)

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                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                  0-19084                 94-2925073
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)         Identification Number)


                               3975 Freedom Circle
                              Santa Clara, CA 95054
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition

     On September 25, 2006, PMC-Sierra, Inc. (the "Registrant") issued a press release announcing that it has provided an update to its business outlook for the third quarter ending October 1, 2006. The press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit, attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.







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ITEM 9.01. Financial Statements and Exhibits

     (c)   Exhibits.

           99.1 Press release of PMC-Sierra, Inc. dated September 25, 2006 (furnished and not filed herewith solely pursuant to Item 2.02).



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PMC-SIERRA, INC.
                                        (Registrant)




     Date: September 25, 2006           By:  /s/ Alan F. Krock
           ------------------                -----------------------------------
                                             Alan F. Krock
                                             Vice President
                                             Chief Financial Officer and
                                             Principal Accounting Officer





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                                  EXHIBIT INDEX


Exhibit
Number                                  Description
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99.1            Press release of PMC-Sierra, Inc. dated September 25, 2006.









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